THE PACIFIC CAPITAL FUNDS
                                       OF
                                CASH ASSETS TRUST


                       Supplement to the Prospectuses and
                       Statement of Additional Information
                               Dated July 31, 2003

     Effective January 1, 2004 Aquila Management Corporation, the Funds' Administrator, transferred all of its business, operations and arrangements as to personnel to a wholly-owned subsidiary, Aquila Investment Management LLC, which will continue the administration of the Funds. The transfer was made for reasons of corporate and tax planning and will have no effect on the management of the Funds or the fees being paid. All references to the Administrator in the Prospectuses or Statement of Additional Information refer to Aquila Investment Management LLC.

     The sections of the Prospectus describing the management are changed to read as follows:

"How are the Funds managed?"

     Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802, the Adviser, is the investment adviser for each of the Funds. Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Administrator, is responsible for administrative services, including providing for the maintenance of the headquarters of the Funds, overseeing relationships between the Funds and the service providers to the Funds, maintaining the Funds' books and records and providing other administrative services.

     Under the Advisory Agreements, the Adviser provides for investment supervision, including supervising continuously the investment program of each Fund and the composition of its portfolio; determining what securities will be purchased or sold by each Fund; arranging for the purchase and the sale of securities held in the portfolio of each Fund; and, at the Adviser's expense, providing for pricing of each Fund's portfolio daily.

     Under the Advisory Agreements, during the fiscal year ended March 31, 2003, each Fund paid a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day. For the Cash Fund, the fee was payable at the annual rate of 0.33 of 1% of such net assets up to $325 million, and on net assets above that amount at an annual rate of 0.43 of 1% of such net assets; for each of the Tax-Free Fund and the Government Securities Fund, the annual rate was 0.27 of 1% of such net assets up to a stated amount of net assets and 0.33 of 1% on net assets above that amount. (The stated amount for the Tax-Free Fund is $95 million and for the Government Securities Fund the amount is $60 million.) However, the total fees which the Funds paid were at the annual rate of 0.50 of 1% of such net assets for the Cash Fund and 0.40 of 1% for the other Funds, since the Administrator also receives a fee from each of the Funds under the applicable Administration Agreement.

Information about the Adviser and the Administrator

     The Adviser is a division of Bank of Hawaii, all of whose shares are owned by Bank of Hawaii Corporation ("BOH Corp.") and Bank of Hawaii's directors (each of whom owns qualifying shares as required by Hawaii law). BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. BOH Corp. files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

     The Funds' Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each Fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of June 30, 2003, these funds had aggregate assets of approximately $3.9 billion, of which approximately $1.5 billion consisted of assets of the money-market funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.


                 The date of this supplement is January 2, 2004